
MAKING WAVES IN POWER™
OPT
OCEAN POWER TECHNOLOGIES
Investor Presentation
July 2020

Forward-Looking Statements

OPT
OCEAN POWER TECHNOLOGIES

In addition to historical information, this presentation contains forward-looking statements that are within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by certain words or phrases such as "may", "will", "aim", "will likely result", "believe", "expect", "will continue", "anticipate", "estimate", "intend", "plan", "contemplate", "seek to", "future", "objective", "goal", "project", "should", "will pursue" and similar expressions or variations of such expressions. These forward-looking statements are based on assumptions made by management regarding future circumstances over which the company may have little or no control and involve risks, uncertainties and other factors that may cause actual results to be materially different from any future results expressed or implied by such forward-looking statements. Some of these factors include, among others, the following: future financial performance; expected cash flow; ability to reduce costs and improve operational efficiencies; revenue growth and increased sales volume; success in key markets; competition; ability to enter into relationships with partners and other third parties; delivery and deployment of PowerBuoys® and other products and services; increasing the power output of PowerBuoys®; hiring new key employees; expected costs of company products; and building customer relationships. Please refer to our most recent Forms 10-Q and 10-K and subsequent filings with the SEC for a further discussion of these risks and uncertainties. We disclaim any obligation or intent to update the forward-looking statements in order to reflect events or circumstances after the date of this presentation. This presentation is not intended to be a communication under Rule 163B of the Securities Act of 1933, as amended.

About

OPT
OCEAN POWER TECHNOLOGIES

Ocean Power Technologies

is an innovator of distributed offshore power solutions which provide persistent, reliable, and economical power and communications for remote surface and subsea applications.

OPT Markets: Offshore Oil & Gas | Defense & Security | Science & Research | Communications


OPT

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OCEAN POWER TECHNOLOGIES

Quick Facts

- NASDAQ: OPTT
- Market Cap: $12.2M*
- TTM Revenue: $1.7M*
- Cash, cash equivalents, & restricted cash : $10.9M*
- Organization: 37 employees including extensive engineering capabilities
- Intellectual Property: Proprietary technology with 66 patents and several patents pending
- Headquarters: Monroe Township, New Jersey

* TTM and Cash as of April 30, 2020; market capitalization as of July 8, 2020.


OPT



Why Invest in OPT?

- OPT is the **go-to solution provider** for remote offshore power, surveillance, and communications
- **First-mover advantage** with a strong intellectual property portfolio
- **Commercialized** due to prior investments
- **Strengthening opportunity pipeline**, focusing on multi-unit orders
- **New products** that capture more of our addressable market
- **Recent partnerships** creating deeper market connections
- **Experienced and disciplined** management
- Focused on **environment and sustainability**

Management Team

Experienced & Disciplined

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OCEAN POWER TECHNOLOGIES

Selected Experience

George H. Kirby
President and Chief Executive Officer

Matthew T. Shafer
Chief Financial Officer and Treasurer

Jeff Wiener
Vice President Sales

Philipp Stratmann
Vice President Business Development

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OCEAN POWER TECHNOLOGIES

Company Milestones



Utility Scale Projects
New Management & Strategy
New Product: PB3 PowerBuoy®
First Commercial Contract
MITSUI E&S
First Commercial Oil & Gas Orders
Eni
PremierOil
First Commercial Sale
New Government SBIR
NAVY
New Product Introductions
Commercial Lease Option Exercised
Eni
1994 2014
Grid Connected Wave Power
2015
2016
2017
2018
Distributed Power
2019
2020

Our Technology

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OCEAN POWER TECHNOLOGIES









Market Value Proposition

Cost Savings and Operational Flexibility

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OCEAN POWER TECHNOLOGIES

- Decreased cost
  - PowerBuoy® eliminates the need for power and communications from manned vessels
- Increased safety
  - Allows remote operations from shore, removing personnel from ocean operations
- Faster decision-making
  - Real-time subsea data communication
- Sustainability
  - Decreased operational carbon footprint

Products & Services Available Today

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OCEAN POWER TECHNOLOGIES

PB3 PowerBuoy®



- Long Deployments
- Persistent Power
- Low Maintenance
- Renewable Wave Power Generation

hybrid PowerBuoy®



- Shorter Deployments
- Low Wave Energy Environments
- High Energy Storage
- Low Maintenance
- Renewable Solar Power Generation with Stirling Engine Backup

Surface Surveillance Solution



- Optical, Thermal, Radar Surveillance
- Scalable to Multi-Unit Network
- Permanent or Temporary Deployment
- Customizable

Solution Engineering & Support Services



- Customization
- Packaged Options
- Engineering/Design
- Innovation/Testing
- Marine Services

PB3 PowerBuoy® Overview

- **Floating system** generates power from ocean waves
- A submerged **heave plate and spar** remain motionless in ocean waves
- A **float** rides ocean waves, driving an **electric generator**
- Energy is stored in **on-board lithium ion batteries** which can then be used to support topside or subsea payloads
- Electricity and **data transmitted** to/from seabed through a power and fiber optic cable


3 Meters above waterline
Float
10 Meters below waterline
Spar
Heave Plate

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OCEAN POWER TECHNOLOGIES

hybrid PowerBuoy® Overview

- Unlike wave power devices, this **floating system** generates power from solar panels, backed up by an efficient, clean burning, and silent Stirling engine
- Power can be used to support surface or subsea payloads
- Electricity and **data transmitted** to/from seabed through a power and fiber optic cable
- Towable **boat-shaped hull design** for easy deployment around the world
- Ideally suited for shorter missions and low sea states




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Products
Under Development

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OCEAN POWER TECHNOLOGIES



Subsea Battery Solution

- Seafloor Power Source
- Low Maintenance
- Standalone Use or Externally Charged
- Integrates with PowerBuoy® Products



Anchorless PowerBuoy®

- Mass-on-spring Power Generation Technology
- Self-Propelled
- Quick Deploy
- Defense Focus



Integrated Mooring & Umbilical

- Combined Power, Data and Structural Capability
- Significant Savings in CAPEX & Installation Costs

Our Strategy

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OCEAN POWER TECHNOLOGIES



The Blue Economy

Our Total Addressable Market

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OCEAN POWER TECHNOLOGIES


Communications
Wi-Fi and cellular
$0.5B market
Science & Research
Data collection and communication
$2.0B market
Oil & Gas
10,000+ offshore oil & gas sites
$2.5B market
Defense & Security
Early detection, maritime security, and illegal, unreported, and unregulated fishing prevention
$3.5B market

*Refer to Appendix for Market Supporting Information and Sources

The Blue Economy

Our Target Market Share by OPT Solution

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OCEAN POWER TECHNOLOGIES



$88M
Data &
Connectivity
$164M
Monitoring &
Surveillance
$100M
Subsea Power

Initially targeting <5% market share

*Refer to Appendix for Market Supporting Information and Sources

Illegal, Unreported & Unregulated Fishing Prevention


Lightning Rod
Radar
HD/IR Camera
Cellular Antenna (2X)
AIS Antenna
Marine Light
AIS & WiFi Transponder
Wind Sensor
Communications Module Enclosure
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OPT

Example OPT Surface Surveillance Solution equipment

- OPT's remote, autonomous, low-to zero-carbon **PowerBuoy® Surface Surveillance Solution** can be utilized to monitor illegal activities and enable IUU enforcement
- Illegal, unreported, and unregulated fishing is a global problem that threatens ocean ecosystems and sustainable fisheries
  - IUU fishing represents up to 29 million tons of fish caught annually, valued at $10 billion to $23 billion
  - IUU fishing occurs on the high seas and in other areas within national jurisdiction, especially effecting coastal rural populations in vulnerable areas
  - IUU fishing may sometimes be associated with other crimes



Example surveillance data screens

*Refer to Appendix for Market Supporting Information and Sources

Market Process


COMMUNICATION ANTENNA
VIDEO CAMERA
RADAR
NAVIGATION LIGHT
SATELLITE TRACKER
ANTENNAS
CELLULAR
SATELLITE
WIFI
AIS



Base PowerBuoy® + **Solution Engineering** + **Support Services**

Base PowerBuoy®
- Sale or Lease

Solution Engineering
- Packaged Options (Surveillance Payload)
- Customization
- Integration Services

Support Services
- Marine Services
- Remote Monitoring
- Extended Service Agreements

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OCEAN POWER TECHNOLOGIES

Sales Acceleration

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OCEAN POWER TECHNOLOGIES

- Expanded commercial footprint
- New OPT solutions in 2020
- Diversifying markets
- Streamlined processes and aggressive pricing
- Expanding sales pipeline
- Leveraging current projects to increase requests
- Increasing interest
  - **Unmanned / autonomous solutions** across all markets
  - **Surveillance solutions** for government (e.g. illegal fishing), defense and security
  - **Emergency power** for failing power and communications umbilical cables

Financials

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OCEAN POWER TECHNOLOGIES



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OCEAN POWER TECHNOLOGIES

Financial Profile

	FY2020	FY2019
Revenue	**$1.7M**	$0.6M
Net loss	**($10.4M)**	($12.2M)

Selected Financial Information (in 000s)	
Balance Sheet (audited)	
Cash, cash equivalents, restricted cash[1]	$10,930
Total assets[1]	$13,538
Total liabilities[1]	$3,045

Capital Structure (1,2)	
Total shares outstanding (1,2)	12,935,169
% owned by directors & officers (3)	≤1.0%
Warrants outstanding[1]	4,943,903
Options outstanding	555,475

Dollars in thousands, except per share data.
(1) As of April 30, 2020
(2) Excludes warrants and options outstanding
(3) As of FY19 Annual General Meeting of Shareholders Proxy Statement

Recap

Why Invest in Ocean Power Technologies?

OPT
OCEAN POWER TECHNOLOGIES

- OPT is the **go-to solution provider** for remote offshore power, surveillance and communications
- **First-mover advantage** with a strong intellectual property portfolio
- **Strengthening opportunity pipeline**, focusing on multi-unit orders
- **New products** that capture more of our addressable market
- **Experienced and disciplined** management
- **Sustainable** product line

Investor Contact

609-730-0400 x402
InvestorRelations@oceanpowertech.com

OPT
OCEAN POWER TECHNOLOGIES





OPT
OCEAN POWER TECHNOLOGIES

POWERBUOY®
TAPPING INTO THE POWER OF THE OCEAN

Thank you!

Appendix

Market Supporting Information and Sources

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OCEAN POWER TECHNOLOGIES

Total Addressable Market
The National Oceanographic and Atmospheric Administration ("NOAA") 2016 Ocean Enterprise Report.

Oil & Gas
U.S. Bureau of Safety and Environmental Enforcement
Greater than 10,000 sites are currently in operation or ready for decommissioning.

Ocean Observing
The National Oceanographic and Atmospheric Administration ("NOAA") 2016 Ocean Enterprise Report.
Estimated total addressable market is $2B for five fiscal years beginning 2017. The market was refined for in situ vs remote systems and also for the different types of in situ systems such as fixed vs mobile; this was based on data from two publicly available reports.

Defense & Security
Global Border and Maritime Security Market Executive Summary, Frost and Sullivan report, February 2014
Estimated total addressable market is $3.5B based on whether applications are coastal, remote, or aerial systems.

Communications
2015 Frost & Sullivan Oil & Gas Satellite Communications market report
Estimated total addressable market is $0.5B for five fiscal years beginning 2017.

Illegal, Unreported, and Unregulated Fishing
The National Oceanographic and Atmospheric Administration ("NOAA") Illegal, Unreported, and Unregulated Fishing website accessed July 2020 https://www.fisheries.noaa.gov/international-affairs/illegal-unreported-and-unregulated-fishing
Food and Agriculture Organization of the United Nations Illegal, Unreported, and Unregulated Fishing website accessed July 2020 http://www.fao.org/iuu-fishing/en/

Appendix

Market Supporting Information and Sources

OPT
OCEAN POWER TECHNOLOGIES

Market Sizing and Opportunities Sources

- The Department of Energy, Office of Energy Efficiency & Renewable Energy 2019 Powering the Blue Economy Report
- The National Oceanographic and Atmospheric Administration ("NOAA") 2016 Ocean Enterprise Report
- U.S. Bureau of Safety and Environmental Enforcement
- Global Border and Maritime Security Market Executive Summary, Frost & Sullivan report, February 2014
- 2015 Frost & Sullivan Oil & Gas Satellite Communications market report
- Oil & Gas UK Decommissioning Insight 2019 https://oilandgasuk.co.uk/product/decommissioning-insight-report/
- Wood Mackenzie Offshore Decommissioning Spending Outlook https://www.reuters.com/article/us-north-sea-oil-decommissioning-analysi/dismantling-the-oil-industry-rough-north-sea-waters-test-new-ideas-idUSKCN1NW0IL
- Oil and Gas Decommissioning Subsea Engineering Opportunity: International Market Insights Report Series https://www.evaluationsonline.org.uk
- Offshore Patrol Vessels (OPV) International Global Market Report 2018 – 2019 https://www.defenceiq.com/events-offshorepatrolvessels/downloads/offshore-patrol-vessels-global-market-report-2018-2019
- Westwood Energy World ROV Operations Market Forecast 2019 – 2023 https://www.westwoodenergy.com/reports/world-rov-operations-market-forecast-2019-2023
- Ramboll Unmanned Wellhead Platforms – UWHP Summary Report
- https://windeurope.org/about-wind/statistics/offshore/european-offshore-wind-industry-key-trends-statistics-2019
- World Bank database : https://data.worldbank.org/indicator/ER.FSH.CAPT.MT